UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2005

Santander BanCorp

(Exact name of Registrant as specified in its charter)

Commonwealth of Puerto Rico	001-15849	66-0573723
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

207 Ponce de León Avenue San Juan, Puerto Rico 00917
Address of Principal Executive Offices, Including Zip Code
(787) 777-4100
Registrant's telephone number, including area code

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     □ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     □ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     □ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

SIGNATURES

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 22, 2005, Santander BanCorp (the "Corporation") accepted the resignation of Mr. Vicente Gregorio from the Board of Directors of the Corporation effective as of such date. In connection therewith, Mr. Gregorio resigned from his position on the Audit Committee of the Board of Directors. Mr. Gregorio's resignation from the Board of Directors of the Corporation was predicated on his desire to pursue other professional opportunities incompatible with his position as director of the Corporation and President of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

	By:	/s/ José R. González
José R. González
President and Chief Executive Officer

Date: August 24, 2005